                                                                    Exhibit 99.1


                           AGILENT TECHNOLOGIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
            Excluding Amortization of Goodwill and Other Intangibles,
                  Acquisition and Divestiture Related Items and
                    Other One-Time and Non-Operational Items
                                   (Unaudited)

(In millions, except per share amounts)


                                                                Three Months Ended
                                                                   October 31,
                                                              ---------------------       Percent
                                                                2001         2000        Inc/(Dec)
                                                              --------     --------      ---------
Net revenue                                                   $  1,606     $  3,017           (47%)
Costs and expenses:
  Cost of products and services                                  1,228        1,522           (19%)
  Research and development                                         322          319             1%
  Selling, general and administrative                              488          696           (30%)
                                                              --------     --------
    Total costs & expenses                                       2,038        2,537           (20%)
                                                              --------     --------
(Loss) earnings from operations                                   (432)         480          (190%)
Other income (expense), net                                          3            9           (67%)
                                                              --------     --------
(Loss) earnings before taxes                                      (429)         489          (188%)
(Benefit) provision for taxes                                     (154)         161          (195%)
                                                              --------     --------
Pro forma net (loss) earnings                                 $   (275)    $    328          (184%)
                                                              ========     ========
Pro forma net (loss) earnings per share - Basic               $  (0.60)    $   0.72
                                                              ========     ========
Pro forma net (loss) earnings per share - Diluted             $  (0.60)    $   0.71
                                                              ========     ========

Average shares used in computing pro forma net
 earnings per share:
     Basic                                                         460          454
     Diluted                                                       460          462

The above pro forma condensed consolidated statement of earnings has been adjusted to exclude the following one-time and non-operational items and reconcile to GAAP net earnings:

Net earnings per GAAP                                         $    197     $    305
  Pro forma adjustments:
    Goodwill                                                        93           30
    Other intangibles                                               13            3
    Restructuring                                                  154            -
    Investment writedown                                             8            -
    Loss relating to securities                                      6            -
    Discontinued operations                                          -          (12)
    Gain from sale of discontinued operations                   (1,068)           -
    Adjustment for income taxes                                    322            2
                                                              --------     --------
Pro forma net (loss) earnings from continuing operations         $(275)        $328
                                                              ========     ========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from the pro forma information provided by other companies.

                           AGILENT TECHNOLOGIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
            Excluding Amortization of Goodwill and Other Intangibles,
                  Acquisition and Divestiture Related Items and
                    Other One-Time and Non-Operational Items
                                   (Unaudited)

(In millions, except per share amounts)

                                                               Twelve Months Ended
                                                                   October 31,
                                                              ---------------------       Percent
                                                                2001         2000        Inc/(Dec)
                                                              --------     --------      ---------
Net revenue                                                   $  8,396     $  9,361          (10%)
Costs and expenses:
  Cost of products and services                                  5,066        4,735            7%
  Research and development                                       1,323        1,129           17%
  Selling, general and administrative                            2,213        2,502          (12%)
                                                              --------     --------
    Total costs & expenses                                       8,602        8,366            3%
                                                              --------     --------
(Loss) earnings from operations                                   (206)         995         (121%)
Other income (expense), net                                          2           81          (98%)
                                                              --------     --------
(Loss) earnings before taxes                                      (204)       1,076         (119%)
(Benefit) provision for taxes                                      (78)         355         (122%)
                                                              --------     --------
Pro forma net (loss) earnings                                 $   (126)    $    721         (117%)
                                                              ========     ========
Pro forma net (loss) earnings per share - Basic               $  (0.28)    $   1.61
                                                              ========     ========
Pro forma net (loss) earnings per share - Diluted             $  (0.28)    $   1.58
                                                              ========     ========
Average shares used in computing pro forma net
 earnings per share:
      Basic                                                        458          449
      Diluted                                                      458          455

The above pro forma condensed consolidated statement of earnings has been adjusted to exclude the following one-time and non-operational items and reconcile to GAAP net earnings:

Net earnings per GAAP                                         $    174     $    757
  Pro forma adjustments:
    Goodwill                                                       303           64
    Other intangibles (including in-process R&D charge)             41            7
    Restructuring                                                  154            -
    Investment writedown                                             8            -
    FAS 133 adoption                                                41            -
    SAB 101 adoption                                                74            -
    Gain on land sale                                             (269)           -
    Gain relating to securities                                    (38)         (13)
    Capitalized software write-off                                  74            -
    Discontinued operations                                        (21)        (146)
    Gain from sale of discontinued operations                   (1,068)           -
    Adjustment for income taxes                                    401           52
                                                              --------     --------
Pro forma net (loss) earnings from continuing operations      $   (126)    $    721
                                                              ========     ========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from the pro forma information provided by other companies.

                           AGILENT TECHNOLOGIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                                   (Unaudited)

(In millions, except per share amounts)

                                                               Three Months Ended
                                                                   October 31,
                                                              ---------------------       Percent
                                                                2001         2000        Inc/(Dec)
                                                              --------     --------      ---------
Net revenue                                                   $  1,606     $  3,017           (47%)
Costs and expenses:
  Cost of products and services                                  1,317        1,522           (13%)
  Research and development                                         339          319             6%
  Selling, general and administrative                              642          729           (12%)
                                                              --------     --------
    Total costs & expenses                                       2,298        2,570           (11%)
                                                              --------     --------
(Loss) earnings from continuing operations                        (692)         447          (255%)
Other income (expense), net                                        (11)           9          (222%)
                                                              --------     --------
(Loss) earnings before taxes and discontinued operations          (703)         456          (254%)
(Benefit) provision for taxes                                     (254)         155          (264%)
                                                              --------     --------
Net (loss) earnings from continuing operations
 before discontinued operations                                   (449)         301          (249%)
Earnings from discontinued operations, net of taxes                  -            4           N/M
Gain from the sale of discontinued operations, net of taxes        646            -           N/M
                                                              --------     --------
Net earnings                                                  $    197     $    305
                                                              ========     ========

Net earnings per share - Basic:

Net (loss) earnings from continuing operations before
 discontinued operations                                      $  (0.98)    $   0.66
Net earnings from discontinued operations                     $      -     $   0.01
Gain from the sale of discontinued operations                 $   1.41     $      -
                                                              --------     --------
                                                              $   0.43     $   0.67
                                                              ========     ========

Net earnings per share - Diluted:

Net (loss) earnings from continuing operations before
 discontinued operations                                      $  (0.98)    $   0.65
Net earnings from discontinued operations                     $      -     $   0.01
Gain from the sale of discontinued operations                 $   1.41     $      -
                                                              --------     --------
                                                              $   0.43     $   0.66
                                                              ========     ========

Average shares used in computing net earnings per share:

      Basic                                                        460          454
      Diluted                                                      460          462


                           AGILENT TECHNOLOGIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                                   (Unaudited)

(In millions, except per share amounts)

                                                               Twelve Months Ended
                                                                   October 31,
                                                              ---------------------       Percent
                                                                2001         2000        Inc/(Dec)
                                                              --------     --------      ---------
Net revenue                                                   $  8,396     $  9,361           (10%)
  Costs and expenses:
    Cost of products and services                                5,166        4,735             9%
    Research and development                                     1,349        1,129            19%
    Selling, general and administrative                          2,659        2,573             3%
                                                              --------     --------
      Total costs & expenses                                     9,174        8,437             9%
                                                              --------     --------
(Loss) earnings from continuing operations                        (778)         924          (184%)
Other income (expense), net                                        301           94           220%
                                                              --------     --------
(Loss) earnings before taxes, discontinued operations,
 and cumulative effect of changes in accounting principles        (477)       1,018          (147%)
(Benefit) provision for taxes                                      (71)         346          (121%)
                                                              --------     --------
Net (loss) earnings from continuing operations before
 discontinued operations and cumulative effect of changes
 in accounting principles                                         (406)         672          (160%)
Earnings from discontinued operations, net of taxes                  6           85           N/M
Gain from the sale of discontinued operations, net of taxes        646            -           N/M
Cumulative effect of adopting FAS 133
 (net of tax benefit of $16 million)                               (25)           -           N/M
Cumulative effect of adopting SAB 101
 (net of tax benefit of $27 million)                               (47)           -           N/M
                                                              --------     --------
Net earnings                                                  $    174     $    757
                                                              ========     ========

Net earnings per share - Basic:

Net (loss) earnings from continuing operations before
 discontinued operations and cumulative effect of changes
 in accounting principles                                     $  (0.89)    $   1.49
Net earnings from discontinued operations                     $   0.01     $   0.19
Gain from sale of discontinued operations                     $   1.41     $      -
Cumulative effect of adopting FAS 133                         $  (0.05)    $      -
Cumulative effect of adopting SAB 101                         $  (0.10)    $      -
                                                              --------     --------
                                                              $   0.38     $   1.68
                                                              ========     ========

Net earnings per share - Diluted:

Net (loss) earnings from continuing operations before
 discontinued operations and cumulative effect of
 changes in accounting principles                             $  (0.89)    $   1.48
Net earnings from discontinued operations                     $   0.01     $   0.18
Gain from sale of discontinued operations                     $   1.41     $      -
Cumulative effect of adopting FAS 133                         $  (0.05)    $      -
Cumulative effect of adopting SAB 101                         $  (0.10)    $      -
                                                              --------     --------
                                                              $   0.38     $   1.66
                                                              ========     ========
Average shares used in computing net earnings per share:

      Basic                                                        458          449
      Diluted                                                      458          455


                           AGILENT TECHNOLOGIES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

(In millions, except par value and share amounts)

                                                        October 31,           October 31,
                                                           2001                  2000
                                                        -----------           -----------
ASSETS

Current assets:
  Cash and cash equivalents                             $     1,170           $       996
  Accounts receivable, net                                      977                 1,938
  Inventory                                                   1,491                 1,610
  Other current assets                                        1,089                   595
                                                        -----------           -----------
    Total current assets                                      4,727                 5,139

Property, plant and equipment, net                            1,848                 1,685
Goodwill and other intangible assets, net                     1,070                   467
Other assets                                                    341                   442
Net investment in discontinued operations                         -                   597
                                                        -----------           -----------
    Total assets                                        $     7,986           $     8,330
                                                        ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                      $       386           $       857
  Notes payable and short-term borrowings                         6                   110
  Employee compensation and benefits                            576                   679
  Deferred revenue                                              279                   322
  Accrued taxes and other accrued liabilities                   766                   695
                                                        -----------           -----------
    Total current liabilities                                 2,013                 2,663
                                                        -----------           -----------

Other liabilities                                               325                   402

Commitments and contingencies

Stockholders' equity:
  Preferred stock; $0.01 par value; 125,000,000
   shares authorized; none issued and outstanding
   Common stock; $0.01 par value; 2,000,000,000
   shares authorized; 461 million shares at
   October 31, 2001 and 454 million shares at
   October 31, 2000 issued and outstanding                        5                     5
Additional paid-in capital                                    4,712                 4,508
Retained earnings                                               931                   757
Other comprehensive loss                                          -                    (5)
                                                        -----------           -----------
    Total stockholders' equity                                5,648                 5,265
                                                        -----------           -----------
    Total liabilities and stockholders' equity          $     7,986           $     8,330
                                                        ===========           ===========


                           AGILENT TECHNOLOGIES, INC.
              PRO FORMA EARNINGS (LOSS) FROM CONTINUING OPERATIONS
                               BY BUSINESS SEGMENT
                                   (Unaudited)

(In millions, except percent changes)

                                                                                    Yr vs.Yr        Sequential
For the three months ended October 31                   2001           2000         %change          %change
                                                 ----------------------------------------------------------------
PRO FORMA EARNINGS (LOSS) FROM CONTINUING OPERATIONS

Test and measurement                             $     (358)      $     371             (196%)             156%

Semiconductor products                                 (114)             84             (236%)            (200%)

Chemical analysis                                        40              25               60%               33%
                                                 ----------       ---------        ---------        ----------
      Total                                      $     (432)      $     480             (190%)             192%
                                                 ==========       =========        =========        ==========

                                                                                    Yr vs.Yr
For the twelve months ended October 31                  2001           2000         %change
                                                 ------------------------------------------------
PRO FORMA EARNINGS (LOSS) FROM CONTINUING
OPERATIONS

Test and measurement                             $     (141)       $    706             (120%)

Semiconductor products                                 (183)            248             (174%)

Chemical analysis                                       118              41              188%
                                                 ----------       ---------        ---------
     Total                                       $     (206)       $    995             (121%)
                                                 ==========       =========        =========

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from the pro forma information provided by other companies.

                           AGILENT TECHNOLOGIES, INC.
                     NET REVENUE FROM CONTINUING OPERATIONS
                              BY BUSINESS SEGMENT
                                 (Unaudited)

(In millions, except percent changes)

                                                                                      Yr vs.Yr        Sequential
For the three months ended October 31                   2001           2000           %change          %change
                                                 ----------------------------------------------------------------
NET REVENUE

Test and measurement                             $      936       $   2,048              (54%)             (17%)

Semiconductor products                                  383             678              (44%)              (9%)

Chemical analysis                                       287             291               (1%)               7%
                                                 ----------       ---------        ---------        ----------
     Total                                       $    1,606       $   3,017              (47%)             (12%)
                                                 ==========       =========        =========        ==========

                           AGILENT TECHNOLOGIES, INC.
                     NET REVENUE FROM CONTINUING OPERATIONS
                              BY BUSINESS SEGMENT
                                 (Unaudited)

(In millions, except percent changes)


                                                                                      Yr vs.Yr
For the twelve months ended October 31                  2001           2000           %change
                                                 ------------------------------------------------
NET REVENUE

Test and measurement                             $    5,432       $   6,108              (11%)

Semiconductor products                                1,850           2,213              (16%)

Chemical analysis                                     1,114           1,040                7%
                                                 ----------       ---------        ---------
      Total                                      $    8,396       $   9,361              (10%)
                                                 ==========       =========        =========


                            AGILENT TECHNOLOGIES, INC.
                        PERCENT CHANGE IN Q4 NET REVENUE
                                BY MARKET SEGMENT
                           YEAR VERSUS YEAR COMPARISON
                             Q4 FY01 versus Q4 FY00
                                   (Unaudited)

(In millions, except percent changes)

                                                                       Net Revenue
                                                           ------------------------------------
                                                           Q4 FY01        % Change       % of
                                                           $ Amount         Y/Y         Segment
                                                           ------------------------------------
Test and measurement
--------------------

    Communications test                                    $     618        (50%)         66%

    Semiconductor test                                           100        (64%)         11%

    General purpose test                                         218        (60%)         23%
                                                           ---------                  ---------

                                                           $     936        (54%)        100%
                                                           =========                  =========

Semiconductor products
----------------------

    Networking and computing                               $     171        (38%)         45%

    Wireless                                                      39        (62%)         10%

    Imaging                                                      107        (48%)         28%

    Core opto business                                            66        (30%)         17%
                                                           ---------                  ---------

                                                           $     383        (44%)        100%
                                                           =========                  =========

                            AGILENT TECHNOLOGIES, INC.
                        PERCENT CHANGE IN Q4 NET REVENUE
                                BY MARKET SEGMENT
                              SEQUENTIAL COMPARISON
                             Q4 FY01 versus Q3 FY01
                                   (Unaudited)

(In millions, except percent changes)

                                                                       Net Revenue
                                                           ------------------------------------
                                                           Q4 FY01                       % of
                                                           $ Amount      % Change       Segment
                                                           ------------------------------------
Test and measurement
--------------------

    Communications test                                    $     618        (18%)         66%

    Semiconductor test                                           100         (7%)         11%

    General purpose test                                         218        (17%)         23%
                                                           ---------                  ---------

                                                           $     936        (17%)        100%
                                                           =========                  =========

Semiconductor products
----------------------

    Networking and computing                               $     171        (17%)         45%

    Wireless                                                      39          1%          10%

    Imaging                                                      107         (2%)         28%

    Core opto business                                            66          3%          17%
                                                           ---------                  ---------

                                                           $     383         (9%)        100%
                                                           =========                  =========

                           AGILENT TECHNOLOGIES, INC.
                     NET REVENUE FROM CONTINUING OPERATIONS
                                  BY GEOGRAPHY
                      For The Three Months Ended October 31
                                   (Unaudited)


                                                                           (Percent)
                                           (In millions)               -----------------
                                    ----------      -----------               USD
                                       2001             2000                 Growth
                                    ----------      -----------        -----------------
NET REVENUE

United States                       $      620      $     1,396                (56%)

Europe                                     331              550                (40%)

Asia Pacific                               571              872                (35%)

Latin America                               45              109                (59%)

Canada                                      39               90                (57%)

                                    ----------      -----------
    Total                           $    1,606      $     3,017                (47%)
                                    ==========      ===========


                           AGILENT TECHNOLOGIES, INC.
                     NET REVENUE FROM CONTINUING OPERATIONS
                                  BY GEOGRAPHY
                     For The Twelve Months Ended October 31
                                   (Unaudited)


                                                                           (Percent)
                                           (In millions)               -----------------
                                    ----------      -----------               USD
                                       2001             2000                 Growth
                                    ----------      -----------        -----------------
NET REVENUE

United States                       $    3,373      $     3,999                (16%)

Europe                                   1,772            1,874                 (5%)

Asia Pacific                             2,711            2,869                 (6%)

Latin America                              222              336                (34%)

Canada                                     318              283                 12%
                                    ----------      -----------
    Total                           $    8,396      $     9,361                (10%)
                                    ==========      ===========

